UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which Registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.	Results of Operations and Financial Condition

On February 20, 2025, FTI Consulting, Inc. (“FTI Consulting” or the “Company”) issued a press release announcing financial results for the three months and full year ended December 31, 2024 and providing guidance for the full year ending December 31, 2025. A copy of the press release (including accompanying financial tables) (the “Press Release”) is attached as Exhibit 99.1 to this Current Report on Form 8-K and hereby is incorporated by reference herein.

ITEM 2.05.	Costs Associated with Exit or Disposal Activities

During the fourth quarter ended December 31, 2024, the Company continued to evaluate components of its workforce, to better align our investment with external market demands. Beginning in October 2024 and continuing into the first quarter of 2025, this evaluation resulted in the Company terminating approximately 4% of the Company’s more than 8,300 employees. All affected employees will be released subject to defined notice periods.

The Company estimates that the termination costs associated with these personnel reductions will be approximately $25 million for the fourth quarter of 2024 and first quarter of 2025 combined. The Company expects a pre-tax income charge of approximately $17 million will be recorded in the first quarter of 2025, all of which is estimated to be cash, with the remaining amount already recognized as a special charge in the fourth quarter of 2024.

ITEM 7.01.	Regulation FD Disclosure

In the Press Release, FTI Consulting uses information derived from consolidated and segment financial information that may not be presented in its financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these measures are considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission. Specifically, the Company may have referred to the following non-GAAP financial measures:

•	Total Segment Operating Income

•	Adjusted Segment EBITDA

•	Total Adjusted Segment EBITDA

•	Adjusted EBITDA

•	Adjusted EBITDA Margin

•	Adjusted Net Income

•	Adjusted Earnings per Diluted Share

•	Free Cash Flow

FTI Consulting has included the definition of Segment Operating Income, which is a GAAP financial measure, below in order to more fully define the components of certain non-GAAP financial measures in the accompanying analysis of financial information.

FTI Consulting defines Segment Operating Income as a segment’s share of consolidated operating income. FTI Consulting defines Total Segment Operating Income, which is a non-GAAP financial measure, as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. The Company uses Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA, which is a non-GAAP financial measure. FTI Consulting defines Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. The Company uses Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of its segments because the Company believes it reflects core operating performance and provides an indicator of the segment’s ability to generate cash. FTI Consulting defines Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses.

FTI Consulting defines Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. FTI Consulting defines Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. The Company believes that these non-GAAP financial measures, when considered together with its GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of FTI Consulting’s operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of FTI Consulting’s competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in FTI Consulting’s industry. Therefore, the Company also believes that these non-GAAP financial measures, considered along with corresponding GAAP financial measures, provide management and investors with useful supplemental information.

FTI Consulting defines Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share (“EPS”), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, the gain or loss on sale of a business and losses on early extinguishment of debt. The Company uses Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. The Company believes that these non-GAAP financial measures, when considered together with its GAAP financial results and GAAP financial measures, provide management and investors with useful supplemental information on its business operating results, including underlying trends.

FTI Consulting defines Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. The Company believes this non-GAAP financial measure, when considered together with its GAAP financial results, provides management and investors with useful supplemental information on the Company’s ability to generate cash for ongoing business operations and capital deployment.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in FTI Consulting’s Consolidated Statements of Comprehensive Income and Consolidated Statements of Cash Flows. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the accompanying tables to the Press Release.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated February 20, 2025 of FTI Consulting, Inc.

104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated February 20, 2025, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTI CONSULTING, INC.
Dated: February 21, 2025

	By:	/s/ CURTIS P. LU
	Name:	Curtis P. Lu
	Title:	General Counsel

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